UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07360

Monetta Trust
(Exact name of registrant as specified in charter)

1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
(Address of principal executive offices) (Zip code)

Robert S. Bacarella
1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
(Name and address of agent for service)

(630) 462-9800
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2015

Date of reporting period:  December 31, 2015

Updated August 1, 2011

Item 1. Reports to Stockholders.

Annual Report
December 31, 2015

Monetta Mutual Funds No-Load

Monetta Trust:
■Varsity/Monetta Intermediate Bond Fund

1-800-MONETTA	www.monetta.com

This Page is Intentionally Left Blank

Dear Fellow Shareholders:	February 11, 2016

I am pleased to enclose your Fund’s annual report for the year ended December 31, 2015. The year 2015 was a year of consolidation. After more than tripling since March 2009, the stock market took a breather as earnings were reduced by the strong U.S. dollar, cheap oil and an economic slowdown in many parts of the world. The stock market as measured by the S&P 500 Index, including income, rose a moderate 1.38% for the year.

A handful of stocks accounted for most of the index’s return last year. Thanks to Amazon and Netflix, the consumer discretionary sector performed the best last year. Lagging sectors included energy, materials and industrials, primarily due to a strong dollar, lower energy prices and geopolitical concerns.

Despite the market volatility, there were several bright spots in 2015. The U.S. economy grew modestly, the unemployment rate declined significantly, housing/building sectors improved and consumer spending remained strong. These factors led to a Federal Reserve rate increase of 0.25%, the first increase since 2006, signaling increased confidence in U.S. economic growth.

Fixed income returns were relatively flat in 2015 as reflected in the Barclays Capital U.S. Aggregate Bond Index, which posted a 0.55% gain for the year. In spite of the hype and speculation surrounding the Fed hike, the actual increase proved to be anticlimactic. Both short and long-term yields rose slightly as investors remained constrained by mixed economic data.

2016 Outlook

Despite a rocky beginning to the year, primarily due to worries over China’s slowing economy, we believe that 2016 will be a better year for the markets than 2015. As conditions stabilize in China, so should oil prices, which could be a positive market catalyst.

Economic indicators suggest that it is too early for a cyclical bear market and that equities should remain on a longer-term uptrend. In fact, since 1970 there have been six “flat” years (+/-2%) for the S&P 500 Index and following those years, the index returned between 11-34%.

At current valuation levels we are not expecting multiple expansion to drive stock prices higher. The key will be an economic expansion that enhances corporate revenue growth and bottom line profitability. We expect market volatility to continue into 2016 favoring those sectors that benefit from a higher interest rate environment, weaker dollar and stable to higher energy prices. We expect the bond market to struggle as interest rates drift higher but do not anticipate a significant increase in yield levels.

Following is detailed information summarizing the Fund’s performance, major security holdings and investment strategy. We thank you for being a valued shareholder and for providing us with the opportunity to help you achieve your long-term investment goals.

Respectively,

Robert S. Bacarella
President, Founder and Portfolio Manager

Past performance is not a guarantee of future results.

TABLE OF CONTENTS

Letter to Shareholders	3

Performance Highlights	6

Disclosure of Fund Expenses	7

Schedule of Investments	8

Financial Statements
Statement of Assets & Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	15

Report of Independent Registered Public Accounting Firm	19
Other Information	20
Trustees & Officers	23
Notice to Shareholders	24

Principal Risks:
Mutual fund investing involves risk. Principal loss is possible. The Fund may make short-term investments, without limitation, for defensive purposes, which may provide lower returns than other types of investments. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Please refer to the prospectus for further details.

While the Fund is no-load, management and other expenses still apply.

Monetta Financial Services, Inc. (MFSI or the “Adviser”) is the investment adviser to the Monetta Funds. References to individual securities are the views of the Adviser at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings and compositions are subject to change. MFSI and its affiliated officers, directors and employees may, from time to time, have long or short positions in, and buy or sell, the securities of companies held, purchased or sold by the Monetta Funds. Current and future portfolio holdings are subject to risk.

Basis Point: A unit that is equal to 1/100th of 1%, and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security.

Duration: A commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Barclays Capital U.S. Aggregate Bond Index is the most common index used to track the performance of investment grade bonds in the U.S.

The Barclays Capital Intermediate Government/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-10 years remaining until maturity.

It is not possible to invest directly in an index.

This report must be preceded or accompanied by a Prospectus. Please refer to the Prospectus for important information about the investment company including investment objectives, risks, charges and expenses. Read it carefully before you invest or send money.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Distributor: Quasar Distributors, LLC.

Varsity/Monetta Intermediate Bond Fund (Unaudited)			Year ended December 31, 2015
Investment Objective:	30-Day SEC Yield:	Average Maturity:	Total Net Assets:
Income	0.93%	4.1 Years	$8.01 million

PERFORMANCE AS OF 12/31/2015:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Varsity/Monetta Intermediate
Bond Fund	-1.69%	-0.19%	1.92%	3.67%
Barclays Capital Intermediate
Government/Credit Bond Index	1.07%	1.10%	2.58%	4.04%
Total Annual Operating Expenses *	1.91%

*Source Prospectus dated April 30, 2015. Expense Ratio of 1.91% includes Acquired Fund Fees and Expenses of 0.02%. For the Fund's current Expense Ratio, please refer to Page 14 of this Annual Report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Varsity/Monetta Intermediate Bond Fund to the Barclays Capital Intermediate Government/Credit Bond Index.

Portfolio Composition:

Maturity Profile:

% of Total Investments
Less than 1 Year	7.8%
1-3 Years	16.3%
3-6 Years	56.9%
6-10 Years	19.0%
Total	100.0%

Commentary

The Intermediate Bond Fund declined 1.69% in 2015. This compares to the 1.07% return of its benchmark index, the Barclays Capital Intermediate Government/Credit Bond Index. The variance in performance was primarily due to the Fund’s high expense ratio and the weakness in the short-term sector of the bond market. The Fed’s 25 basis point increase had the effect of flattening the yield curve as short-term yields increased while longer term bond yields remained constrained by mixed economic data.

Overall the portfolio turnover was minimal during the year. Proceeds from maturing bonds were reinvested in investment grade companies including Waste Management, Inc., and Gilead Sciences, Inc., representing 2.70% and 1.28% respectively, of the year end portfolio. Detracting from performance were Sprint Communications and Navistar International Corp. representing 2.52% and 0.84% respectively, of the year end portfolio.

2016 Fixed Income Outlook

The year 2016 may mark the end of a prolonged bull run in the bond market as the Fed initiated its first rate hike in a decade. As the year progresses we expect the Fed to continue to raise rates but at a very controlled and gradual pace. We believe the rise in yields will be contained, with the 10-year Treasury 2.27% at year end, drifting toward the 3.00% level during 2016.

Our investment emphasis continues to be in high quality corporate bonds that can potentially offer a high income component. We maintain a defensive posture by emphasizing a short duration portfolio in an attempt to minimize portfolio volatility in a flattening yield curve environment.

Disclosure of Fund Expenses (Unaudited)	Period Ended December 31, 2015

As a shareholder of a mutual fund, you incur ongoing costs, including investment advisory fees; distribution expense; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent semi-annual period, July 1, 2015 - December 31, 2015.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. The Example below includes, but is not limited to, investment advisory fees, distribution expense, accounting, custodian and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD(a)	ANNUALIZED
	7/1/15	12/31/15	7/1/15-12/31/15	EXPENSE RATIO
ACTUAL
Varsity/Monetta Intermediate
Bond Fund	$1,000.00	$ 981.90	$10.29	2.06%

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Varsity/Monetta Intermediate
Bond Fund	$1,000.00	$1,014.82	$10.46	2.06%

(a) Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 (to reflect the one-half year period).

Schedule of Investments			December 31, 2015
Varsity/Monetta Intermediate Bond Fund
CORPORATE BONDS - 94.0%
PRINCIPAL AMOUNT		MATURITY DATE	VALUE

Capital Equipment - 21.1%

Aerospace & Defense-3.5%
$ 212,000	Boeing Co. - 7.950%	08/15/2024	$ 282,920

Diversified Operation-7.5%
250,000	E.I. Du Pont De Nemours - 5.750%	03/15/2019	274,604
300,000	United Technologies Corp. - 5.375%	12/15/2017	322,586
			597,190
Machinery-Construction & Mining-1.0%
100,000	Joy Global, Inc. - 5.125%	10/15/2021	78,372

Machinery-Transportation Equipment & Parts-2.1%
100,000	Cummins, Inc. - 3.650%	10/01/2023	103,092
100,000	Navistar International Corp. - 8.250%	11/01/2021	67,000
			170,092
Pollution Control-7.0%
315,000	Republic Services, Inc. - 5.000%	03/01/2020	342,400
200,000	Waste Management, Inc. - 4.600%	03/01/2021	215,965
			558,365
Consumer Staple - 11.8%

Food-4.3%
217,000	ConAgra Foods, Inc. - 7.000%	04/15/2019	244,120
100,000	General Mills, Inc. - 3.650%	02/15/2024	102,866
			346,986
Tobacco-7.5%
200,000	Altria Group, Inc. - 4.750%	05/05/2021	217,261
330,000	Reynolds American, Inc. - 6.875% # +	05/01/2020	381,054
			598,315
Energy - 1.3%

Oil & Gas-Equipment & Services-1.3%
100,000	Kinder Morgan Energy Partners - 9.000%	02/01/2019	107,629

Financial - 41.5%

Bank-Money Center-4.4%
100,000	Goldman Sachs Group, Inc. - 3.625%	01/22/2023	101,292
250,000	Morgan Stanley - 4.100%	05/22/2023	252,950
			354,242
Brokerage & Investment Management-2.6%
200,000	Jefferies Group, LLC - 5.125%	04/13/2018	208,237

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2015

Varsity/Monetta Intermediate Bond Fund (Cont’d)

PRINCIPAL AMOUNT		MATURITY DATE	VALUE

Financial (Cont’d) - 41.5%

Finance-Miscellaneous-9.4%
$ 400,000	American Express Co. - 7.000%	03/19/2018	$ 443,827
300,000	Western Union Co. - 5.930%	10/01/2016	309,582
			753,409
Insurance-Life-16.8%
250,000	Genworth Financial - 7.200%	02/15/2021	209,558
500,000	Protective Life Corp. - 7.375%	10/15/2019	578,880
461,000	Torchmark Corp. - 9.250%	06/15/2019	557,918
			1,346,356
Mortgage & Related Services-0.9%
66,000	Lender Processing Services, Inc. - 5.750%	04/15/2023	68,228

Personal & Commercial Lending-7.4%
307,000	Caterpillar Financial Services Corp. - 7.150%	02/15/2019	351,947
197,000	Ford Holdings, LLC - 9.375%	03/01/2020	239,628
			591,575
Healthcare - 5.2%

Healthcare-Biomedical/Genetic-1.3%
100,000	Gilead Sciences, Inc. - 3.700%	04/01/2024	102,538

Healthcare-Patient Care-3.9%
300,000	Anthem, Inc. - 5.875%	06/15/2017	317,227
Retail - 2.6%

Retail-Restaurant-1.3%
100,000	Starbucks Corp. - 3.850%	10/01/2023	106,207

Retail-Specialty-1.3%
100,000	Amazon.com, Inc. - 3.300%	12/05/2021	103,029

Technology - 5.1%

Computer Data Storage-1.3%
100,000	Apple, Inc. - 2.850%	05/06/2021	102,486

Telecommunication Service-3.8%
100,000	Comcast Corp. - 3.600%	03/01/2024	103,473
218,000	Sprint Communications - 11.500%	11/15/2021	201,650
			305,123

The accompanying notes are an integral part of these financial statements.

Schedule of Investments			December 31, 2015
Varsity/Monetta Intermediate Bond Fund (Cont’d)
PRINCIPAL AMOUNT		MATURITY DATE	VALUE

Utility - 5.4%
Electric Power-4.2%
$ 200,000	Arizona Public Service Co. - 8.750%	03/01/2019	$ 237,602
100,000	Florida Power & Light Co. - 2.750%	06/01/2023	98,970
			336,572
Gas/Water Distribution-1.2%
100,000	Eversource Energy - 2.800%	05/01/2023	96,445

Total Corporate Bonds (Cost $7,530,899)			7,531,543

NUMBER OF SHARES
EXCHANGE TRADED FUNDS - 1.1%
3,700	ProShares UltraShort Lehman 7-10 Year Treasury *		85,988
Total Exchange Traded Funds (Cost $122,186)			85,988
MONEY MARKET FUNDS - 3.9%

311,848	STIT - Liquid Assets Portfolio, Institutional Class, 0.290% ^		311,848
Total Money Market Funds (Cost $311,848)			311,848
Total Investments (Cost $7,964,933) (a) - 99.0%			7,929,379
Other Assets Less Liabilities - 1.0%			80,211
TOTAL NET ASSETS - 100.0%			$ 8,009,590

(a) Cost for tax purposes is $7,964,933. The aggregate gross unrealized appreciation is $232,624, and the aggregate gross unrealized depreciation is $268,178, resulting in net unrealized depreciation of $35,554.

# Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers." As of December 31, 2015, the fair market value of this investment was $381,054, or 4.8% of total net assets.

+ Security considered illiquid and is categorized in Level 2 of the fair value hierarchy. See notes 1(g) and 1(h) in Notes to Financial Statements.

* Non-income producing security.

^ The rate shown is the seven day effective yield as of December 31, 2015.

Industry classification provided by William O'Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities	December 31, 2015

Varsity/Monetta
Intermediate Bond Fund

Assets:
Investments at value(a)	$7,929,379
Receivables:
Interest	100,652
Prepaid expenses	14,683
Total Assets	8,044,714

Liabilities:
Payables:
Investment advisory fees (Note 2)	2,442
Distribution expense (Note 5)	2,162
Accrued trustee fees	570
Accured compliance fees	182
Accrued other expenses	29,768
Total Liabilities	35,124
Net Assets	$8,009,590

Anaylsis of net assets:
Paid in capital	8,049,487
Accumulated undistributed net investment income	601
Accumulated undistributed net realized loss on investments	(4,944)
Net unrealized depreciation on investments	(35,554)
Net Assets	$8,009,590
(a) Investments at cost	$7,964,933

Shares of beneficial interest issued outstanding	808,129

Net asset value, offering price and redemption price per share	$9.91

The accompanying notes are an integral part of these financial statements.

Statement of Operations	For The Year Ended
December 31, 2015

Varsity/Monetta
Intermediate Bond Fund
Investment income and expenses:
Investment income:
Interest	$419,348
Total investment income	419,348

Expenses:
Investment advisory fees (Note 2)	35,221
Administration expense	33,146
Accounting fees	31,031
Distribution expense (Note 5)	25,158
State registration fees	23,313
Transfer and shareholder servicing agent fee	16,819
Audit fees	15,500
Custodian fees	3,194
Trustee fees	2,644
Compliance expense	2,309
Printing and postage fees	1,618
Other expenses	1,580
Legal fees	1,321
Total expenses	192,854
Net investment income	226,494

Realized and unrealized loss on investments:
Net realized loss on investments	(4,944)
Net change in unrealized depreciation of investments	(367,945)
Net loss on investments	(372,889)

Net decrease in net assets from operations	$(146,395)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	For The Years Ended
December 31,

	Varsity/Monetta
	Intermediate Bond Fund
	2015	2014

Operations:
Net investment income	$226,494	$209,564
Net realized gain (loss) on investments	(4,944)	14,488
Net change in unrealized appreciation (depreciation) of investments	(367,945)	(168,835)
Net increase (decrease) in net assets from operations	(146,395)	55,217

Distributions paid from:
Net investment income	(227,146)	(208,303)
Net realized gain	(14,494)	(7,954)
Total distributions to shareholders	(241,640)	(216,257)

From capital transactions (Note 3):
Proceeds from shares sold	5,950,985	5,984,001

Net asset value of shares issued through dividend reinvestment	230,451	79,333
Cost of shares redeemed	(9,442,531)	(3,679,601)

Increase (decrease) in net assets from capital transactions	(3,261,095)	2,383,733
Total increase (decrease) in net assets	(3,649,130)	2,222,693

Net assets at beginning of year	$11,658,720	$9,436,027

Net assets at end of year	$8,009,590	$11,658,720

Accumulated undistributed net investment income	$601	$1,261

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Varsity/Monetta Intermediate Bond Fund

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
For a share outstanding throughout	December 31,	December 31,	December 31,		December 31,		December 31,
the year are as follows:	2015	2014	2013		2012		2011

Net asset value at beginning of year	$10.33	$10.50	$10.72		$10.32		$10.58

Investment Operations:
Net investment income	0.23	0.23	0.23		0.28		0.32
Net realized and unrealized gain
(loss) on investments	(0.40)	(0.16)	(0.18)		0.45		0.02

Total from investment operations	(0.17)	0.07	0.05		0.73		0.34

Less Distributions:
From net investment income	(0.23)	(0.23)	(0.23)		(0.28)		(0.32)
From net realized gains	(0.02)	(0.01)	(0.04)		(0.05)		(0.28)

Total distributions	(0.25)	(0.24)	(0.27)		(0.33)		(0.60)

Net asset value at end of year	$9.91	$10.33	$10.50		$10.72		$10.32

Total return	(1.69)%	0.64%	0.49%		7.11%		3.25%
Ratios to average net assets:
Expenses - Net	1.92%	1.89%	1.84%		1.60%		1.57%
Expenses - Gross	1.92%	1.89%	1.84	%(a)	1.65	%(a)	1.65	%(a)
Net investment income	2.25%	2.21%	2.13%		2.64%		2.97%
Portfolio turnover	26.0%	33.3%	14.6%		38.1%		52.8%
Net assets ($ in thousands)	$8,010	$11,659	$9,436		$10,497		$9,721

(a) The gross expense ratio excludes fees paid indirectly. Prior to 2014, certain Fund expenses (e.g., legal fees, transfer agent fees) were paid for indirectly using commission credits accrued by the Funds from portfolio brokerage transactions.

The per share amounts are calculated using the weighted average number of shares outstanding during the year, except for distributions, which are based on shares outstanding at record date.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	December 31, 2015

1. SIGNIFICANT ACCOUNTING POLICIES:

Monetta Trust (the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The following fund, referred to as the Fund, is a series of the Trust:

Varsity/Monetta Intermediate Bond Fund. The primary objective of the Fund is to seek high current income consistent with the preservation of capital. The Fund seeks this objective by investing primarily in marketable debt securities.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Board Codification Topic 946 Financial Services - Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America.

(a) Securities Valuation

Equity securities and exchange traded funds are stated at fair value, based on the official closing price as of the time of valuation. If there is no official closing price of a security on the valuation date, the security is valued at the mean between the most recent bid and ask quotation, in each case on the principal exchange or market on which that security is traded. If there are no reported sales and no reported bid quotations for a security on a valuation date, or it is not traded on an exchange, the securities are “fair valued” in accordance with the Fund’s Fair Value Procedures. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Other securities traded over-the-counter shall be valued at the official closing price. If there is no official closing price, the security is valued at the most recent mean quotation. Corporate bonds are generally valued on the basis of market quotations provided by pricing services approved by the Board. In general, third party pricing services value fixed income securities at their mean prices using a matrix “model” which takes into account a variety of factors including, but not limited to, type of issue, credit quality (including guarantees and enhancements), coupon, maturity, call features, ratings, trading characteristics, and input from broker-dealers. The difference between the cost and fair value of such investments is reflected as unrealized appreciation or depreciation. Corporate bonds are categorized in level 2 of the fair value hierarchy. Investments in registered open-end management companies, including money market funds, will be valued based on the net asset value (“NAV”) of such investments and are categorized as level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or are deemed unreliable are valued at their fair value in accordance with procedures established by the Board of Trustees (“Board”). In determining the fair value of a security, the Adviser and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and duration of restrictions, if any, on the disposition of the security; (ii) fundamental analytical data relating to the security; (iii) evaluation of the forces that influence the market in which the security is traded; (iv) information as to any transactions in or offers for the security; (v) the existence of any merger proposal, tender offer or other extraordinary events relating to the security; (vi) the price and extent of public trading in similar securities of the issuer or of comparable companies; and (vii) any other methodologies and factors that they consider appropriate.

(b) Use of Estimates

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires the Fund’s management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

(c) General

Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the specific lot identification basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond discount/premium is amortized using the effective interest method and included in interest income, where applicable.

Notes to Financial Statements	December 31, 2015

(d) Expenses

Expenses that are directly related to one of the Funds in the Trust are charged directly to that Fund. Other operating expenses are allocated to the Funds in the Trust on several bases, including relative net assets of all the Funds within the Monetta Trust.

(e) Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required. The Fund will utilize capital loss carry forwards as allowable, to minimize certain distributions of capital gains.

The Fund intends to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward indefinitely and retain their character as either short-term or long-term capital losses. At December 31, 2015, the Fund had short-term capital loss carryforwards of $4,944.

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales. At December 31, 2015, the Fund had no post-October capital losses which were realized after October 31, 2015 and deferred for tax purposes to January 1, 2016. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on certain tax positions as income tax expense in the Statements of Operations. During the fiscal year ended December 31, 2015, the Fund did not incur any interest or penalties.

(f) Distributions of Incomes and Gains

Distributions to shareholders are recorded by the Fund on the ex-dividend date. Due to inherent differences in the characterization of short-term capital gains under accounting principles generally accepted in the United States of America, and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended December 31, 2015, the following table shows the reclassifications made:

Varsity/Monetta
Intermediate Bond Fund
Accumulated Undistributed Net Investment Income	$(8)
Accumulated Net Realized Loss on Investments	8
Paid in Capital	$–

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

Varsity/Monetta
Intermediate Bond Fund
Undistributed Ordinary Income	$601
Undistributed Long-Term Capital Gain	–
Other Accumulated Loss	(4,944)
Net Unrealized Depreciation	(35,554)
Total Accumulated Earnings	$(39,897)

Notes to Financial Statements	December 31, 2015

The tax character of distributions paid during the years ended December 31, 2015 and 2014, were as follows:

Varsity/Monetta
2015	Intermediate Bond Fund
Ordinary Income	$227,146
Long-Term Capital Gain	14,494
Total Distributions to Shareholders	$241,640

Varsity/Monetta
2014	Intermediate Bond Fund
Ordinary Income	$208,303
Long-Term Capital Gain	7,954
Total Distributions to Shareholders	$216,257

(g) Fair Value Measurements

In accordance with ASC 820-10, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820-10 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

• Level 1 - quoted prices in active markets for identical investments;

• Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.);

• Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund's investments at December 31, 2015, based on the inputs used to value them:

INVESTMENTS IN SECURITIES
Type of Investments	(Level 1)	(Level 2)	(Level 3)	Total
Varsity/Monetta Intermediate Bond Fund
Corporate Bonds	$-	$7,531,543	$-	$7,531,543
Exchange Traded Funds	$85,988	$-	$-	$85,988
Money Market Funds	$311,848	$-	$-	$311,848
FUND TOTAL	$397,836	$7,531,543	$-	$7,929,379

Refer to the Fund’s Schedule of Investments for industry classifications.

Transfers are recognized at the end of the reporting period.

There were no transfers between valuation levels during the fiscal year ended December 31, 2015.

Notes to Financial Statements	December 31, 2015

(h) Illiquid Securities

A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. The Fund will not hold more than 10% of its net assets in illiquid securities. At December 31, 2015, the Fund had investments in illiquid securities with a total value of $381,054 or 4.8% of total net assets.

Security	Par Value	Dates Acquired	Cost Basis
Reynolds American, Inc. - 6.875%, 05/01/2020	$330,000	9/2011-6/2012	$354,882

2. RELATED PARTIES:

Robert S. Bacarella is an officer and trustee of the Fund and also an officer, director and majority shareholder of the Adviser. Robert J. Bacarella is an officer of the Fund and also an officer of the Adviser. For the year ended December 31, 2015, remunerations required to be paid to all interested trustees have been directly paid by the Adviser. Fees paid to independent trustees have been directly paid by the Fund.

The Fund pays an investment advisory fee to the Adviser based on the Fund’s individual net assets, payable monthly, at the annual rate of 0.35% of total net assets.

From these fees the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of the Fund.

The Fund’s Adviser, Monetta Financial Services, Inc., as of December 31, 2015, owned 2,297 shares or 0.28% of the Varsity/Monetta Intermediate Bond Fund.

3. SUB ADVISER:

Varsity Asset Management, LLC (“Varsity”) has served as the sub-adviser to the Varsity/Monetta Intermediate Bond Fund (the “Bond Fund”) on a definitive basis since January 29, 2015. The sub-advisory fee paid to Varsity by Monetta Financial Services, Inc. for the Bond Fund is 0.25%.

4. CAPITAL STOCK AND SHARE UNITS:

There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.

Varsity/Monetta
Intermediate Bond Fund
2014 Beginning Shares	898,252
Shares sold	575,922
Shares issued upon dividend reinvestment	7,567
Shares redeemed	(353,434)
Net increase in shares outstanding	230,055
2015 Beginning Shares	1,128,307
Shares sold	576,471
Shares issued upon dividend reinvestment	22,561
Shares redeemed	(919,210)
Net decrease in shares outstanding	(320,178)
Ending Shares	808,129

5. PURCHASES AND SALES OF INVESTMENT SECURITIES:

The cost of purchases and proceeds from sales of securities for the year ended December 31, 2015, excluding short-term securities were:

	U.S. Government		Other Investment
	Securities		Securities
	Purchases	Sales	Purchases	Sales
Varsity/Monetta Intermediate
Bond Fund	–	1,105,750	2,403,532	3,324,811

6. DISTRIBUTION PLAN:

The Trust and its shareholders have adopted a service and distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the Fund to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Varsity/Monetta Intermediate Bond Fund are accrued daily. The distributor is Quasar Distributors, LLC.

7. SUBSEQUENT EVENTS EVALUATION:

On January 8, 2016 the Board of Trustees to the Monetta Trust approved a resolution to terminate and liquidate the Varsity/Monetta Intermediate Bond Fund (the “Bond Fund”). The Bond Fund was closed and liquidated on February 18, 2016 (the “Liquidation Date”). All shares of the Bond Fund outstanding as of the close of business on the Liquidation Date were automatically redeemed at the Fund’s final net asset value per share.

The Bond Fund has evaluated the need for further disclosures and/or adjustments resulting from subsequent events through the date of issuance of the Fund’s financial statements. The evaluation did not result in any additional subsequent events that necessitated disclosures and/or adjustments.

Report of Independent Registered Public Accounting Firm	December 31, 2015

To the Shareholders and Board of Trustees of
Varsity/Monetta Intermediate Bond Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Varsity/Monetta Intermediate Bond Fund (the “Fund”), a series of the Monetta Trust, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund’s financial highlights for the years ended on or prior to December 31, 2012, were audited by other auditors whose report dated February 26, 2013, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Varsity/Monetta Intermediate Bond Fund as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 7 to the financial statements, the Fund was closed and liquidated on February 18, 2016.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
February 22, 2016

Other Information (Unaudited)	December 31, 2015

BOARD APPROVAL OF ADVISORY AGREEMENT – PROCESS OF ANNUAL REVIEW

At an in-person meeting held on November 13, 2015, the Board considered the renewal of the investment advisory agreement as it relates to the Varsity/Monetta Intermediate Bond Fund (the “Bond Fund”) and Monetta Financial Services, Inc. (the “Adviser”). The advisory agreement is required to be renewed annually on or before December 2, 2015 by a majority of the Trustees who are not interested persons of the Fund, voting in person, and at a meeting called for the specific purpose of approving the agreement.

The Board was presented with relative performance, fees, expenses, asset size and other information in connection with the continuation of the advisory agreement. The Board received a memorandum from counsel outlining the legal standards applicable to the renewal and continuation of an investment advisory agreement under the 1940 Act. The Board was informed that legal counsel had submitted a request for information from the Adviser, on behalf of the Board, pursuant to Section 15(c) of the 1940 Act, a copy of which is included with the Materials, and the Board was provided with responsive information regarding the Fund prior to the Meeting. The Board also discussed with representatives of the Adviser certain matters in respect of the request for information. The Board reviewed the advisory agreement and materials considered relevant in connection with the renewal of the agreement, as set forth below.

In the approval of the advisory fees and other expenses to be paid by the Bond Fund, and the advisory agreement itself, the Board considered the following factors (no single one of which was determinative): the management and advisory needs of the Bond Fund, the nature and quality of the services provided by the Adviser in relation to the fee paid, the profitability to the Adviser (including an analysis of the Adviser’s cost of providing services), whether the Adviser is enjoying economies of scale and are sharing the benefits of such economies with Bond Fund shareholders, whether comparative expense ratios and fee rates are higher or lower than those of other similar funds, and the fall-out benefits to the Adviser from managing the Bond Fund (i.e. indirect revenues to the Adviser attributable in some way to the existence of the Fund).

The Board discussed the nature, extent, and quality of services provided by the Adviser. They noted that, in their view, the “tone at the top” related to compliance was excellent. The Board agreed that consistency and experience of Adviser personnel is superior, and the Board appreciates the open dialogue and transparency offered by the Adviser personnel.

The Board reviewed the profitability of the Adviser and its ability to continue to provide quality investment management services to the Bond Fund in view of the total net assets of the Monetta Trust. They further discussed the total revenues and fall-out benefits to the Adviser from the Advisory Agreement, and the limited profitability of the Adviser and noted that the Adviser’s only other clients were the Monetta Fund and Monetta Young Investor Fund. The Board acknowledged that the advisory fee schedule for the Bond Fund does not contain break points.

The Board determined the revenue and profits of the Adviser were both reasonable and appropriate. They found that the advisory fee for the Bond Fund is reasonable in light of the nature, quality and extent of the services being provided to the Fund, the size of the Fund and the costs incurred by the Adviser in providing such services. The Board found that the fee structure for the Bond Fund was reasonable given the nature and type of securities held by the Fund.

The Board believed they had sufficient information from the Adviser in connection with the performance comparison and expense ratio comparison of the Bond Fund as provided in the Materials. The Board’s specific determinations with respect to the Bond Fund were as follows:

The Bond Fund's calendar year-to-date performance as of September 30, 2015 was -0.27% versus its benchmark, the Barclays Capital Intermediate Government/Credit Bond Index return of 1.77%. The Board determined that the Bond Fund’s performance was in line with expectations given the Fund’s short duration, expenses and securities in the portfolio. The Board noted that the Bond Fund’s net expense ratio was high in comparison to other funds in its peer grouping, largely due to the Bond Fund’s relatively small asset size.

Conclusion: No single factor was determinative of the Board’s decision to approve the renewal of the Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the renewal of the Advisory Agreement, including the compensation payable under the agreements, was fair and reasonable to the Bond Fund. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the renewal of the Advisory Agreement was in the best interest of the Bond Fund and its shareholders.

Trustees & Officers (Unaudited)	December 31, 2015

Name (Year of Birth)	Principal Occupation	Other
Position(s) Held	During Past 5 Years	Directorships and
with Fund		Affiliations

Independent (“disinterested”) Trustees

John L. Guy (1952)	Sr. VP/Director of Business Banking,	Ambassador Funds,
Independent Chairman since May 19, 2014	Webster Bank, since Dec. 2010;	2010-2012
Trustee since 1993	Sr. VP SBA & Alternative Lending	Monetta Fund, Inc.
	Feb. 2008 to Dec. 2010.	1998-2013

Marlene Z. Hodges (1948)	Founder and CEO of Marlene Z. Hodges,	Ambassador Funds,
Trustee since 2001	LLC, a consultancy providing financial guidance	2010-2012
	to non-profits, since Oct 2011; EVP & CFO of	Monetta Fund, Inc.
	Orchard Village since 2012; CFO of Asian Human	2001-2013
Services from Feb 2007 to April 2011.

Patricia J. Luscombe (1961)	Managing Director of Valuations & Opinions	Northern Lights
Trustee since November 13, 2015	Group, Lincoln International, LLC.	Fund III
2015-Present

Inside (“interested”) Trustee(1)

Robert S. Bacarella (1949)	Chief Executive Officer, President and	Ambassador Funds,
Trustee and President since 1993	Director of Monetta Financial Services, Inc.	2010-2012
Principal Executive Officer since 2002	since 1984.	Monetta Fund, Inc.
1985-2013

Officers Who Are Not Trustees:

Robert J. Bacarella* (1977)	Vice President, Treasurer, Chief Financial	Not Applicable
Vice President since 2009	Officer, and Director of Monetta Financial
Treasurer since 2010	Services Inc. since 2009.
Secretary, Chief Financial Officer,
Principal Financial Officer and
Principal Accounting Officer since 2012

John J. Canning (1970)	Chief Compliance Officer for the Adviser since	Not Applicable
Chief Compliance Officer	June 30, 2014; Managing Director, Cipperman
since June 30, 2014	Compliance Services, LLC since 2011; Director
c/o Cipperman Compliance Services, LLC	of Mutual Fund Administration, Nationwide Fund
480 E. Swedesford Rd., Suite 300	Group from 2008-2011.
Wayne, PA 19087

(1) Trustees who are employees or officers of the Adviser receive no compensation from the Trust.

* Mr. Robert J. Bacarella is the son of Mr. Robert S. Bacarella, President and Founder of the Adviser.

The address for each Trustee and officer, unless otherwise indicated, is the Adviser’s office.

Additional information about the Trustees is available in the Trust’s Statement of Additional Information (SAI), which is available, without charge, by calling 1-800-MONETTA.

Notice to Shareholders	December 31, 2015 (Unaudited)

Tax Information

For the fiscal year ended December 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.0% for the Varsity/Monetta Intermediate Bond Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2015 was 0.0% for the Varsity/Monetta Intermediate Bond Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) was 0.0% for the Varsity/Monetta Intermediate Bond Fund.

Proxy Voting Policies and Proxy Voting Record

The Fund’s proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended June 30, are available without charge, upon request, by contacting the Adviser at 1-800-MONETTA, or by writing to Monetta Financial Services, Inc., 1776-A South Naperville Rd., Suite 100, Wheaton, IL 60189. The Fund’s proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Form N-Q Holdings Information

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household (“householding”). If you would like to opt out of householding or, once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-241-9772 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Privacy Policy

In order to provide the products and services of the Fund, we may collect nonpublic, personal information from you. We consider such information to be private and confidential and are committed to respecting your privacy and protecting your information.

We may collect nonpublic, personal information about you from the following sources:

• information that you provide us on applications and other forms;

• information that we generate to service your account, such as account statements; and

• information that we may receive from third parties.

We do not disclose nonpublic, personal information about you without your authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund, including transfer agents and mailing services. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities and require third parties to treat your non-public personal information with the same high degree of confidentiality.

We restrict access to your nonpublic, personal information to those employees who need to know such information to provide products or services to you. We maintain certain physical, electronic and procedural safeguards that are designed to protect your nonpublic, personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Monetta Mutual Funds
1776-A South Naperville Road
Suite 100
Wheaton, IL 60189-5831

Annual Report
December 31, 2015

Monetta Mutual Funds No-Load

Monetta Trust:
■Monetta Fund
■Monetta Young Investor Fund

1-800-MONETTA	www.monetta.com

This Page is Intentionally Left Blank

Dear Fellow Shareholders:	February 11, 2016

I am pleased to enclose your Fund’s annual report for the year ended December 31, 2015. The year 2015 was a year of consolidation. After more than tripling since March 2009, the stock market took a breather as earnings were reduced by the strong U.S. dollar, cheap oil and an economic slowdown in many parts of the world. The stock market as measured by the S&P 500 Index, including income, rose a moderate 1.38% for the year.

A handful of stocks accounted for most of the index’s return last year. Thanks to Amazon and Netflix, the consumer discretionary sector performed the best last year. Lagging sectors included energy, materials and industrials, primarily due to a strong dollar, lower energy prices and geopolitical concerns.

Despite the market volatility, there were several bright spots in 2015. The U.S. economy grew modestly, the unemployment rate declined significantly, housing/building sectors improved and consumer spending remained strong. These factors led to a Federal Reserve rate increase of 0.25%, the first increase since 2006, signaling increased confidence in U.S. economic growth.

Fixed income returns were relatively flat in 2015 as reflected in the Barclays Capital U.S. Aggregate Bond Index, which posted a 0.55% gain for the year. In spite of the hype and speculation surrounding the Fed hike, the actual increase proved to be anticlimactic. Both short and long-term yields rose slightly as investors remained constrained by mixed economic data.

2016 Outlook

Despite a rocky beginning to the year, primarily due to worries over China’s slowing economy, we believe that 2016 will be a better year for the markets than 2015. As conditions stabilize in China, so should oil prices, which could be a positive market catalyst.

Economic indicators suggest that it is too early for a cyclical bear market and that equities should remain on a longer-term uptrend. In fact, since 1970 there have been six “flat” years (+/-2%) for the S&P 500 Index and following those years, the index returned between 11-34%.

At current valuation levels we are not expecting multiple expansion to drive stock prices higher. The key will be an economic expansion that enhances corporate revenue growth and bottom line profitability. We expect market volatility to continue into 2016 favoring those sectors that benefit from a higher interest rate environment, weaker dollar and stable to higher energy prices. We expect the bond market to struggle as interest rates drift higher but do not anticipate a significant increase in yield levels.

Following is detailed information summarizing each Fund’s performance, major security holdings and investment strategy. We thank you for being a valued shareholder and for providing us with the opportunity to help you achieve your long-term investment goals.

Respectfully,
Robert S. Bacarella
President, Founder and Portfolio Manager

Past performance is not a guarantee of future results.

TABLE OF CONTENTS

Letter to Shareholders	3

Performance Highlights
Monetta Fund	6
Monetta Young Investor Fund	7

Disclosure of Fund Expenses	8

Schedules of Investments
Monetta Fund	9
Monetta Young Investor Fund	12

Financial Statements
Statements of Assets & Liabilities	14
Statements of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	19

Report of Independent Registered Public Accounting Firm	23
Other Information	24
Trustees & Officers	26
Notice to Shareholders	27

Principal Risks:

Mutual fund investing involves risk. Principal loss is possible. The Funds may make short-term investments, without limitation, for defensive purposes, which may provide lower returns than other types of investments. The portion of the Monetta Young Investor Fund that invests in underlying ETFs that track the S&P 500 Index (the “Index”) will be subject to certain risks which are unique to tracking the Index. By investing in ETFs, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of the funds. The Monetta Young Investor Fund will invest approximately 50% of its net assets in funds that track the Index or other broad-based market indices that primarily include stocks of large capitalization U.S. companies, and your cost of investing will generally be higher than the cost of investing directly in the shares of the mutual funds that track an index, which will be subject to certain risks which are unique to tracking the Index. Please refer to the prospectus for further details.

While the Funds are no-load, management and other expenses still apply.

Monetta Financial Services, Inc. (MFSI or the “Adviser”) is the investment adviser to the Monetta Funds. References to individual securities are the views of the Adviser at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings and compositions are subject to change. MFSI and its affiliated officers, directors and employees may, from time to time, have long or short positions in, and buy or sell, the securities of companies held, purchased or sold by the Monetta Funds. Current and future portfolio holdings are subject to risk.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Barclays Capital U.S. Aggregate Bond Index is the most common index used to track the performance of investment grade bonds in the U.S.

It is not possible to invest directly in an index.

This report must be preceded or accompanied by a Prospectus. Please refer to the Prospectus for important information about the investment company including investment objectives, risks, charges and expenses. Read it carefully before you invest or send money.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Distributor: Quasar Distributors, LLC.

Monetta Fund (Unaudited)		Year ended December 31, 2015
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$98.7 billion	$53.71 million
PERFORMANCE AS OF 12/31/2015:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Monetta Fund	3.19%	14.25%	7.28%	6.52%
S&P 500 Index	1.38%	15.13%	12.57%	7.31%
Total Annual Operating Expenses *	1.45%

*Source Prospectus dated April 30, 2015. For the Fund's current Expense Ratio, please refer to Page 17 of this Annual Report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Fund and the S&P 500 Index, with dividend and capital gains reinvested.

Portfolio Weightings(a):
Technology	20.5%
Financial	18.1%
Retail	15.7%
Consumer Cyclical	13.3%
Healthcare	12.9%
Energy	7.3%
Consumer Staple	3.9%
Capital Equipment	2.9%
Transportation	2.3%
Other(b)	3.1%

(a) Portfolio weightings are subject to change daily and are calculated as a percentage of net assets.

(b) Includes cash and cash equivalents.

Top 5 Equity Holdings:

% of Net Assets
Walt Disney Co.	5.9%
Mastercard, Inc. - CL A	2.6%
Facebook, Inc. - CL A	2.5%
Wells Fargo & Co.	2.5%
Amazon.com, Inc.	2.5%
Total Top 5 Equity Holdings	16.0%

Commentary

The Monetta Fund appreciated 3.19% during 2015. The Fund exceeded its benchmark index, the S&P 500 Index, which was up 1.38%. The market’s moderate return was driven entirely by dividends paid to investors, which offset a modest price decline of -0.70%.

The Fund’s positive performance variance to the index was primarily due to its weighting in the consumer discretionary sectors. Specifically, holdings that enhanced performance included Amazon.com, Inc., Facebook, Inc. - CLA and Walt Disney Co. representing 2.52%, 2.53% and 5.87% respectively, of the year end net assets. Lagging performers were primarily in the energy sector as oil prices plummeted, reflecting the disturbance in the demand and supply factors in the global market. The weakest holdings included; Devon Energy Corp. EOG Resources, Inc. and National Oilwell-Varco, Inc., representing 0.00%, 1.05% and 0.00% respectively, of the year end net assets.

2016 Outlook/Strategy

Despite the market correction we experienced at the beginning of the year, we do not believe it changes the long-term secular bull market that began in 2009. As we progress through 2016 we expect a gradually improving global economy led by the U.S. and Europe. At this point we do not believe the Fed’s gradual rate increase will derail longer-term U.S. economic growth projections. Global economic health will be dependent on the dollar’s strength, China’s economic growth, and crude oil prices.

Current economic data does not suggest that the U.S. economy is rolling into a recessionary period. Accordingly, we continue to focus on companies with solid business models, increasing market share and improving revenue/earnings outlook. These are basically quality companies, run by good management teams that we believe can deliver consistent bottom-line growth. We continue to emphasize the consumer discretionary area which should be a major beneficiary of lower oil prices and a low interest rate environment.

We believe, overall, the stock market is the best place to find solid investment returns.

Monetta Young Investor Fund (Unaudited)		Year ended December 31, 2015
Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$127.2 billion	$120.15 million
PERFORMANCE AS OF 12/31/2015:	Average Annual Total Return
			Since Inception
	1 Year	3 Year	5 Year	12/12/2006
Monetta Young Investor Fund	1.40%	13.87%	11.45%	10.38%
S&P 500 Index	1.38%	15.13%	12.57%	6.43%
Total Annual Operating Expenses *	1.23%

*Source Prospectus dated April 30, 2015. Expense Ratio of 1.23% includes Acquired Fund Fees and Expenses of 0.04%. For the Fund's current Expense Ratio, please refer to Page 18 of this Annual Report.

Performance data quoted represents past performance; past performance does not guarantee future results.The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Young Investor Fund and the S&P 500 Index, with dividend and capital gains reinvested.

Portfolio Weightings(a):
Exchange Traded Funds	52.1%
Financial	10.4%
Technology	9.0%
Retail	7.9%
Consumer Cyclical	6.4%
Healthcare	5.5%
Energy	2.7%
Transportation	2.1%
Consumer Staple	1.5%
Capital Equipment	0.8%
Other(b)	1.6%

(a) Portfolio weightings are subject to change daily and are calculated as a percentage of net assets.

(b) Includes cash and cash equivalents.

Top 5 Equity Holdings:

% of Net Assets
Walt Disney Co.	3.5%
Amazon.com, Inc.	2.5%
MasterCard, Inc. - CL A	2.0%
Facebook, Inc. - CL A	1.8%
UnitedHealth Group, Inc.	1.7%
Total Top 5 Equity Holdings	11.5%

Commentary

The Monetta Young Investor Fund posted a 1.40% return for the year ended December 31, 2015. Fund performance was in line with its benchmark Index (S&P 500) return of 1.38%. Key to matching the index return in 2015 was the Fund’s approximate 50% weighting in ETFs that track the performance of the S&P 500 Index.

A handful of individual stock holdings supported the Fund’s index performance last year. Major contributors to Fund performance included Amazon.com, Inc., Walt Disney Co. and Tesoro Corp., representing 2.53%, 3.50% and 0.88% respectively, of the year end portfolio. Plunging oil prices decimated the energy sector. Negatively impacting Fund performance were its holdings of Devon Energy Corp. and EOG Resources, Inc. representing 0.00% and 0.88% respectively, of the year end portfolio.

During the year we gradually decreased the weightings in the technology and retail sectors while increasing exposure to the financial sector. New purchases included Wells Fargo & Co., Travelers Companies, Inc. and Procter and Gamble Co., representing 1.13%, 1.32% and 0.73% respectively, of the year end portfolio. Securities sold due to the changing fundamentals included Chipotle Mexican Grill, Inc. and eBay, Inc.

2016 Outlook

The market suffered one of its worst declines to begin the New Year. Unsettling investors, was the sharp decline in the Chinese market, a corresponding decline in oil prices, and geopolitical risks in the Middle East and Asia.

These developments have not changed our outlook for 2016 for a gradually improving U.S. economy and a Fed that will be cautious in implementing further interest rate hikes. It appears the Fed interest rate hike was not to rein in inflation but rather reflect improving U.S. economic growth which, longer term, should benefit equity performance.

We expect market volatility to continue in 2016 which presents challenges to investors primarily dependent on stock selection for performance. The Fund’s combination of index investing and core equity holdings may help lower portfolio volatility relative to the market while reducing dependence on individual stock selection in an effort to generate excess returns.

Disclosure of Fund Expenses (Unaudited)	Period Ended December 31, 2015

As a shareholder of a mutual fund, you incur ongoing costs, including investment advisory fees; distribution expense; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent semi-annual period, July 1, 2015 - December 31, 2015.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. The Example below includes, but is not limited to, investment advisory fees, distribution expense, accounting, custodian and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD(a)	ANNUALIZED
	7/1/15	12/31/15	7/1/15-12/31/15	EXPENSE RATIO
ACTUAL
Monetta Fund	$ 1,000.00	$ 989.40	$ 7.02	1.40%
Monetta Young Investor Fund	1,000.00	992.80	5.98	1.19%

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Monetta Fund	$ 1,000.00	$ 1,018.15	$ 7.12	1.40%
Monetta Young Investor Fund	1,000.00	1,019.21	6.06	1.19%

(a) Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 (to reflect the one-half year period).

Schedule of Investments	December 31, 2015
Monetta Fund

COMMON STOCKS - 96.9%
NUMBER OF SHARES		VALUE
Capital Equipment - 2.9%

Aerospace & Defense-2.9%
3,600	Boeing Co.	$ 520,524
3,000	General Dynamics Corp.	412,080
3,400	Northrop Grumman Corp.	641,954
		1,574,558

Consumer Cyclical - 13.3%
Auto & Truck Parts-1.2%
20,000	Goodyear Tire & Rubber Co.	653,400

Automobile-2.0%
15,000	General Motors Co.	510,150
2,400	Tesla Motors, Inc. *	576,024
		1,086,174
Housing Related-1.2%
22,000	Masco Corp.	622,600

Leisure Service-3.0%
10,000	Carnival Corp.	544,800
22,000	MGM Resorts International *	499,840
5,000	Netflix, Inc. *	571,900
		1,616,540
Media-Radio/TV-5.9%
30,000	Walt Disney Co.	3,152,400

Consumer Staple - 3.9%

Beverage-Non-Alcoholic-1.1%
6,000	Dr Pepper Snapple
	Group, Inc.	559,200

Cosmetic & Personal Care-1.6%
90,000	Avon Products, Inc.	364,500
6,500	Procter & Gamble Co.	516,165
		880,665
Food-1.2%
14,000	Mondelez International,
	Inc. - CL A	627,760

NUMBER OF SHARES		VALUE
Energy - 7.3%

Energy-1.2%
10,000	First Solar, Inc. *	$ 659,900

Oil & Gas-Exploration & Production-1.9%
8,000	EOG Resources, Inc.	566,320
13,000	Newfield Exploration Co. *	423,280
		989,600

Oil & Gas-Integrated-1.0%
6,000	Chevron Corp.	539,760

Oil & Gas-Refining/Marketing-3.2%
10,000	Marathon Petroleum Corp.	518,400
6,000	Tesoro Corp.	632,220
8,000	Valero Energy Corp.	565,680
		1,716,300
Financial - 18.1%

Bank-Money Center-7.2%
35,000	Bank of America Corp.	589,050
12,000	Bank of New York
	Mellon Corp.	494,640
2,500	Goldman Sachs Group, Inc.	450,575
15,000	JPMorgan Chase & Co.	990,450
25,000	Wells Fargo & Co.	1,359,000
		3,883,715

Bank-Super Regional-1.0%
12,000	SunTrust Banks, Inc.	514,080

Finance-Miscellaneous-4.6%
6,000	CME Group, Inc.	543,600
2,200	Intercontinental Exchange,
	Inc.	563,772
14,000	MasterCard, Inc. - CL A	1,363,040
		2,470,412

Insurance-Accident & Health-1.0%
8,500	Aflac, Inc.	509,150

Insurance-Life-0.9%
6,000	Prudential Financial, Inc.	488,460

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2015
Monetta Fund (Cont’d)

NUMBER OF SHARES		VALUE
Financial (Cont’d) - 18.1%

Insurance-Property & Casualty-3.4%
3,200	Everest Re Group Ltd.	$ 585,888
20,000	Progressive Corp.	636,000
5,500	Travelers Companies, Inc.	620,730
		1,842,618
Healthcare- 12.9%

Healthcare-Biomedical/Genetic-4.1%
1,800	Biogen, Inc. *	551,430
5,000	Celgene Corp. *	598,800
5,000	Gilead Sciences, Inc.	505,950
4,000	Thermo Fisher Scientific, Inc.	567,400
		2,223,580
Healthcare-Drug/Diversified-1.0%
10,000	Mylan NV *	540,700

Healthcare-Medical Supply-1.1%
6,500	Cardinal Health, Inc.	580,255

Healthcare-Patient Care-4.2%
4,000	Aetna, Inc.	432,480
4,000	Anthem, Inc.	557,760
7,500	Express Scripts
	Holding Co. *	655,575
5,000	Laboratory Corporation of
	America Holdings *	618,200
		2,264,015
Healthcare-Product-2.5%
9,000	Edwards Lifesciences Corp. *	710,820
8,000	Medtronic, PLC	615,360
		1,326,180

Retail- 15.7%

Retail-Drug Store-1.1%
6,000	CVS Health Corp.	586,620

Retail-Food Chain-1.2%
16,000	Kroger Co.	669,280

Retail-Major Chain-2.1%
4,000	Costco Wholesale Corp.	646,000
7,000	Target Corp.	508,270
		1,154,270

NUMBER OF SHARES		VALUE
Retail (Cont’d)- 15.7%

Retail-Restaurant-2.1%
5,000	McDonald's Corp.	$ 590,700
8,500	Starbucks Corp.	510,255
		1,100,955

Retail-Specialty-9.2%
2,000	Amazon.com, Inc. *	1,351,780
900	AutoZone, Inc. *	667,719
5,500	Genuine Parts Co.	472,395
5,000	Home Depot, Inc.	661,250
4,500	Lithia Motors, Inc. - CL A	480,015
2,200	O'Reilly Automotive, Inc. *	557,524
4,000	Ulta Salon Cosmetics &
	Fragrance, Inc. *	740,000
		4,930,683

Technology- 20.5%

Computer Data Storage-2.0%
10,000	Apple, Inc.	1,052,600

Computer-Service-1.1%
9,800	Cognizant Technology
	Solutions Corp. - CL A *	588,196

Computer-Software-4.2%
20,000	Juniper Networks, Inc.	552,000
10,000	Microsoft Corp.	554,800
6,500	Red Hat, Inc. *	538,265
7,500	salesforce.com, Inc. *	588,000
		2,233,065

Electronic-Instrumentation-1.1%
6,500	Danaher Corp.	603,720

Electronic-Semiconductor-3.5%
22,000	Integrated Device
	Technology, Inc. *	579,700
17,000	Intel Corp.	585,650
22,000	NVIDIA Corp.	725,120
		1,890,470

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2015
Monetta Fund (Cont’d)

NUMBER OF SHARES		VALUE
Technology (Cont’d)- 20.5%

Internet-6.3%
1,600	Alphabet, Inc. - CL C *	$1,214,208
13,000	Facebook, Inc. - CL A *	1,360,580
36,000	Twitter, Inc. *	833,040
		3,407,828

Office-Equipment-1.3%
11,000	Avery Dennison Corp.	689,260

Telecommunication Equipment-1.0%
6,500	Harris Corp.	564,850

Transportation- 2.3%

Airline-2.3%
15,000	Southwest Airlines Co.	645,900
10,000	United Continental
	Holdings, Inc. *	573,000
		1,218,900

Total Common Stocks
(Cost $44,118,977)		52,012,719

NUMBER OF SHARES		VALUE
MONEY MARKET FUNDS - 3.2%

1,727,103	STIT - Liquid Assets Portfolio,
	Institutional Class,
	0.290% ^
		$1,727,103

Total Money Market Funds
(Cost $1,727,103)		1,727,103

Total Investments
(Cost $45,846,080) (a) - 100.1%		53,739,822

Liabilities in Excess of
Other Assets - (0.1)%		(31,250)

TOTAL NET ASSETS - 100.0%		$ 53,708,572

(a) Cost for tax purposes is $45,932,530. The aggregate gross unrealized appreciation is $8,816,681, and the aggregate gross unrealized depreciation is $1,009,389, resulting in net unrealized appreciation of $7,807,292.

* Non-income producing security.

^ The rate shown is the seven day effective yield as of December 31, 2015.

Industry classification provided by William O'Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2015
Monetta Young Investor Fund

COMMON STOCKS - 46.3%
NUMBER OF SHARES		VALUE
Capital Equipment - 0.8%

Aerospace & Defense-0.8%
5,000	Northrop Grumman Corp.	$ 944,050
Consumer Cyclical - 6.4%

Apparel Manufacturing-1.0%
20,000	NIKE, Inc. - CL B	1,250,000

Automobile-0.8%
28,000	General Motors Co.	952,280

Leisure Service-1.1%
11,200	Netflix, Inc. *	1,281,056

Media-Radio/TV-3.5%
40,000	Walt Disney Co.	4,203,200

Consumer Staple - 1.5%
Beverage-Non-Alcoholic-0.8%
9,800	Dr Pepper Snapple
	Group, Inc.	913,360

Cosmetic & Personal Care-0.7%
11,000	Procter & Gamble Co.	873,510

Energy - 2.7%
Oil & Gas-Exploration & Production-0.9%
15,000	EOG Resources, Inc.	1,061,850

Oil & Gas-Integrated-0.9%
12,000	Chevron Corp.	1,079,520

Oil & Gas-Refining/Marketing-0.9%
10,000	Tesoro Corp.	1,053,700

Financial - 10.4%
Bank-Money Center-5.3%
60,000	Bank of America Corp.	1,009,800
30,000	Bank of New York
	Mellon Corp.	1,236,600
6,000	Goldman Sachs Group, Inc.	1,081,380
25,000	JPMorgan Chase & Co.	1,650,750
25,000	Wells Fargo & Co.	1,359,000
		6,337,530

NUMBER OF SHARES		VALUE
Financial - 10.4% (Cont’d)

Finance-Miscellaneous-2.0%
25,000	MasterCard, Inc. - CL A	$2,434,000

Insurance-Accident & Health-0.8%
16,500	Aflac, Inc.	988,350

Insurance-Property & Casualty-2.3%
38,000	Progressive Corp.	1,208,400
14,000	Travelers Companies, Inc.	1,580,040
		2,788,440
Healthcare - 5.5%

Healthcare-Biomedical/Genetic-0.9%
9,500	Celgene Corp. *	1,137,720

Healthcare-Patient Care-3.7%
9,000	Aetna, Inc.	973,080
12,000	Laboratory Corporation
	of America Holdings *	1,483,680
17,000	UnitedHealth Group, Inc.	1,999,880
		4,456,640
Healthcare-Product-0.9%
13,000	Edwards Lifesciences
	Corp. *	1,026,740

Retail - 7.9%
Retail-Food Chain-1.1%
30,000	Kroger Co.	1,254,900

Retail-Major Chain-0.7%
5,300	Costco Wholesale Corp.	855,950

Retail-Restaurant-1.9%
12,000	McDonald's Corp.	1,417,680
15,000	Starbucks Corp.	900,450
		2,318,130
Retail-Specialty-4.2%
4,500	Amazon.com, Inc. *	3,041,505
15,000	Home Depot, Inc.	1,983,750
		5,025,255

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2015
Monetta Young Investor Fund

NUMBER OF SHARES		VALUE
Technology- 9.0%

Computer Data Storage-1.3%
15,000	Apple, Inc.	$1,578,900

Computer-Software-2.2%
50,000	Juniper Networks, Inc.	1,380,000
16,000	Red Hat, Inc. *	1,324,960
		2,704,960

Electronic-Semiconductor-1.7%
30,000	Intel Corp.	1,033,500
30,000	NVIDIA Corp.	988,800
		2,022,300
Internet-3.8%
2,000	Alphabet, Inc. - CL C *	1,517,760
20,000	Facebook, Inc. - CL A *	2,093,200
40,000	Twitter, Inc. *	925,600
		4,536,560

Transportation - 2.1%

Airline-2.1%
24,000	Delta Air Lines, Inc.	1,216,560
30,000	Southwest Airlines Co.	1,291,800
		2,508,360

Total Common Stocks
(Cost $46,810,150)		55,587,261

NUMBER OF SHARES		VALUE
EXCHANGE TRADED FUNDS - 52.1%

70,000	iShares Core S&P 500	$14,340,900
120,000	Schwab Strategic Trust
	Large-Cap	5,828,400
70,000	SPDR S&P 500 Trust	14,272,300
69,000	Vanguard Growth	7,340,910
76,000	Vanguard Large-Cap	7,106,000
37,000	Vanguard S&P 500	6,916,410
83,000	Vanguard Value	6,766,160

Total Exchange Traded Funds
(Cost $49,044,645)		62,571,080

MONEY MARKET FUNDS - 2.0%
2,464,904	STIT - Liquid Assets Portfolio,
	Institutional Class,
	0.290% ^	2,464,904

Total Money Market Funds
(Cost $2,464,904)		2,464,904

Total Investments
(Cost $98,319,699) (a) - 100.4%		120,623,245

Liabilities in Excess of
Other Assets - (0.4)%		(473,031)

TOTAL NET ASSETS - 100.0%		$120,150,214

(a) Cost for tax purposes is $98,319,699. The aggregate gross unrealized appreciation is $23,415,553, and the aggregate gross unrealized depreciation is $1,112,007, resulting in net unrealized appreciation of $22,303,546.

* Non-income producing security.

^ The rate shown is the seven day effective yield as of December 31, 2015.

Industry classification provided by William O'Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities	December 31, 2015

		Monetta Young
	Monetta Fund	Investor Fund
Assets:
Investments at value (a)	$53,739,822	$120,623,245
Receivables:
Interest and dividends	57,029	137,298
Fund shares sold	100	135,265
Prepaid expenses	10,032	16,672
Total Assets	53,806,983	120,912,480

Liabilities:
Payables:
Investment advisory fees (Note 2)	43,814	56,898
Distribution expense (Note 5)	–	135,633
Fund shares redeemed	4,467	479,478
Accrued trustee fees	3,165	7,271
Accrued compliance fees	1,013	2,341
Accrued other expenses	45,952	80,645
Total Liabilities	98,411	762,266
Net Assets	$53,708,572	$120,150,214

Analysis of net assets:
Paid in capital	45,792,295	97,102,555
Accumulated undistributed net investment income	–	465
Accumulated undistributed net realized gain on investments	22,535	743,648
Net unrealized appreciation on investments	7,893,742	22,303,546
Net Assets	$53,708,572	$120,150,214
(a) Investments at cost	$45,846,080	$98,319,699

Shares of beneficial interest issued outstanding	3,298,201	6,327,457

Net asset value, offering price and redemption price per share	$16.28	$18.99

The accompanying notes are an integral part of these financial statements.

Statements of Operations	For The Year Ended
December 31, 2015

		Monetta Young
	Monetta Fund	Investor Fund
Investment income and expenses:
Investment income:
Interest	$3,206	$4,750
Dividends(a)	713,149	2,097,147
Total investment income	716,355	2,101,897

Expenses:
Investment advisory fees (Note 2)	524,134	719,092
Distribution expense (Note 5)	–	326,860
Transfer and shareholder servicing agent fee	91,359	236,392
Administration expense	33,836	61,670
Accounting fees	29,043	27,601
State registration fees	21,747	28,443
Custodian fees	14,796	29,649
Audit fees	13,500	13,500
Compliance expense	12,345	29,590
Printing and postage fees	10,222	20,742
Trustee fees	10,070	23,582
Legal fees	7,770	18,194
Other expenses	5,976	12,141
Total expenses	774,798	1,547,456
Net investment income (loss)	(58,443)	554,441

Realized and unrealized gain (loss) on investments:
Net realized gain on investments	5,210,363	9,027,177
Net change in unrealized appreciation of investments	(3,391,243)	(7,484,519)
Net gain on investments	1,819,120	1,542,658
Net increase in net assets from operations	$1,760,677	$2,097,099

(a) Dividends are shown net of withholding taxes in the amount of $825 and $0 for the Monetta Fund and Monetta Young Investor Fund, respectively.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	For The Years Ended
December 31,

	Monetta		Monetta Young
	Fund		Investor Fund

	2015	2014	2015	2014

Operations:
Net investment income (loss)	$(58,443)	$(129,628)	$554,441	$595,029
Net realized gain on investments	5,210,363	4,873,455	9,027,177	4,908,675
Net change in unrealized
appreciation of investments	(3,391,243)	(949,890)	(7,484,519)	8,201,051
Net increase in net assets from operations	1,760,677	3,793,937	2,097,099	13,704,755

Distributions paid from:
Net investment income	–	–	(554,437)	(594,994)
Net realized gain	(6,002,389)	(5,978,728)	(11,179,767)	(3,084,132)
Total distributions to shareholders	(6,002,389)	(5,978,728)	(11,734,204)	(3,679,126)

From capital transactions (Note 3):
Proceeds from shares sold	559,246	1,187,924	35,819,072	60,860,627

Net asset value of shares issued through
dividend reinvestment	5,885,260	5,856,329	10,876,562	3,306,712
Cost of shares redeemed	(3,862,133)	(3,971,951)	(59,729,413)	(58,374,362)

Increase (decrease) in net assets from
capital transactions	2,582,373	3,072,302	(13,033,779)	5,792,977
Total increase (decrease) in net assets	(1,659,339)	887,511	(22,670,884)	15,818,606

Net assets at beginning of year	$55,367,911	$54,480,400	$142,821,098	$127,002,492

Net assets at end of year	$53,708,572	$55,367,911	$120,150,214	$142,821,098

Accumulated undistributed net investment
income	$–	$–	$465	$490

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Monetta Fund

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
For a share outstanding throughout	December 31,	December 31,	December 31,		December 31,		December 31,
the year are as follows:	2015	2014	2013		2012		2011

Net asset value at beginning of year	$17.68	$18.45	$14.87		$13.68		$15.86

Investment Operations:
Net investment loss	(0.02)	(0.04)	(0.00	)(b)	(0.04)		(0.14)
Net realized and unrealized gain
(loss) on investments	0.64	1.39	5.18		1.47		(2.04)

Total from investment operations	0.62	1.35	5.18		1.43		(2.18)

Less Distributions:
From net investment income	–	–	–		–		–
From net realized gains	(2.02)	(2.12)	(1.60)		(0.24)		–

Total distributions	(2.02)	(2.12)	(1.60)		(0.24)		–

Net asset value at end of year	$16.28	$17.68	$18.45		$14.87		$13.68

Total return	3.19%	7.15%	34.89%		10.47%		(13.75)%
Ratios to average net assets:
Expenses - Net	1.40%	1.44%	1.51%		1.65%		1.59%
Expenses - Gross	1.40%	1.44%	1.53	%(a)	1.70	%(a)	1.65	%(a)
Net investment loss	(0.11)%	(0.24)%	(0.02)%		(0.27)%		(0.90)%
Portfolio turnover	146.2%	137.2%	96.3%		131.8%		123.1%
Net assets ($ in thousands)	$53,709	$55,368	$54,480		$43,799		$43,673

(a) The gross expense ratio excludes fees paid indirectly. Prior to 2014, certain of the Funds’ expenses (e.g., legal fees, transfer agent fees) were paid for indirectly using commission credits accrued by the Funds from portfolio brokerage transactions.

(b) Rounds to zero.

The per share amounts are calculated using the weighted average number of shares outstanding during the year, except for distributions, which are based on shares outstanding at record date.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Monetta Young Investor Fund

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
For a share outstanding throughout	December 31,	December 31,	December 31,		December 31,		December 31,
the year are as follows:	2015	2014	2013		2012		2011

Net asset value at beginning of year	$20.65	$19.31	$14.91		$13.20		$13.19

Investment Operations:
Net investment income	0.09	0.09	0.15		0.15		0.06
Net realized and unrealized gain
on investments	0.25	1.79	4.74		1.79		0.13

Total from investment operations	0.34	1.88	4.89		1.94		0.19

Less Distributions:
From net investment income	(0.09)	(0.09)	(0.10)		(0.13)		(0.06)
From net realized gains	(1.91)	(0.45)	(0.39)		(0.10)		(0.12)

Total distributions	(2.00)	(0.54)	(0.49)		(0.23)		(0.18)

Net asset value at end of year	$18.99	$20.65	$19.31		$14.91		$13.20

Total return	1.40%	9.67%	32.78%		14.71%		1.51%
Ratios to average net assets:
Expenses - Net	1.18%	1.16%	1.00%		1.00%		1.00%
Expenses - Gross	1.18%	1.19%	1.24	%(a)	1.37	%(a)	1.64	%(a)
Net investment income	0.42%	0.42%	0.82%		1.02%		0.56%
Portfolio turnover	51.1%	54.3%	37.0%		61.7%		65.1%
Net assets ($ in thousands)	$120,150	$142,821	$127,002		$41,806		$21,026

(a) The gross expense ratio excludes fees waived/reimbursed, as well as fees paid indirectly. The gross expense ratio excluding only the fees waived/reimbursed was 1.22%, 1.32% and 1.57% for the years ended December 31, 2013, 2012 and 2011 respectively. Prior to 2014, certain of the Funds’ expenses (e.g., legal fees, transfer agent fees) were paid indirectly using commission credits accrued by the Funds from portfolio brokerage transactions.

The per share amounts are calculated using the weighted average number of shares outstanding during the year, except for distributions, which are based on shares outstanding at record date.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	December 31, 2015

1. SIGNIFICANT ACCOUNTING POLICIES:

Monetta Trust (the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The following funds, collectively referred to as the Funds, are series of the Trust:

Monetta Fund. The primary objective of this Fund is long-term capital growth. The Fund seeks this objective by investing primarily in equity securities believed to have growth potential. The Fund presently invests primarily in large capitalization growth companies.

Monetta Young Investor Fund. The objective of this Fund is long-term capital growth. The Fund seeks this objective by investing approximately 50% of its assets in exchange traded funds (ETF’s) and other funds seeking to track the S&P 500 Index or other broad-based market indices that primarily include stocks of large capitalization U.S. companies and the remainder of its assets in common stocks of individual companies that Monetta Financial Services, Inc., (the “Adviser”) considers to be high quality well-known companies that produce products or provide services that are recognized by many investors.

The Funds are Investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Board Codification Topic 946 Financial Services - Investment Companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America.

(a) Securities Valuation

Equity securities and exchange traded funds are stated at fair value, based on the official closing price as of the time of valuation. If there is no official closing price of a security on the valuation date, the security is valued at the mean between the most recent bid and ask quotation, in each case on the principal exchange or market on which that security is traded. If there are no reported sales and no reported bid quotations for a security on a valuation date, or it is not traded on an exchange, the securities are “fair valued” in accordance with the Funds’ Fair Value Procedures. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Other securities traded over-the-counter shall be valued at the official closing price. If there is no official closing price, the security is valued at the most recent mean quotation. Corporate bonds are generally valued on the basis of market quotations provided by pricing services approved by the Board. In general, third party pricing services value fixed income securities at their mean prices using a matrix “model” which takes into account a variety of factors including, but not limited to, type of issue, credit quality (including guarantees and enhancements), coupon, maturity, call features, ratings, trading characteristics, and input from broker-dealers. The difference between the cost and fair value of such investments is reflected as unrealized appreciation or depreciation. Corporate bonds are categorized in level 2 of the fair value hierarchy. Investments in registered open-end management companies, including money market funds, will be valued based on the net asset value (“NAV”) of such investments and are categorized as level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or are deemed unreliable are valued at their fair value in accordance with procedures established by the Board of Trustees (“Board”). In determining the fair value of a security, the Adviser and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and duration of restrictions, if any, on the disposition of the security; (ii) fundamental analytical data relating to the security; (iii) evaluation of the forces that influence the market in which the security is traded; (iv) information as to any transactions in or offers for the security; (v) the existence of any merger proposal, tender offer or other extraordinary events relating to the security; (vi) the price and extent of public trading in similar securities of the issuer or of comparable companies; and (vii) any other methodologies and factors that they consider appropriate.

(b) Use of Estimates

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires the Funds’ management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements	December 31, 2015

(c) General

Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the specific lot identification basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.

(d) Expenses

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds on several bases, including relative net assets of all the Funds within the Monetta Trust.

(e) Federal Income Taxes

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required. The Funds’ will utilize capital loss carry forwards as allowable, to minimize certain distributions of capital gains.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward indefinitely and retain their character as either short-term or long-term capital losses. At December 31, 2015, there were no capital loss carryforwards.

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales. At December 31, 2015, the Funds had no post-October capital losses which were realized after October 31, 2015 and deferred for tax purposes to January 1, 2016. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on certain tax positions as income tax expense in the Statements of Operations. During the fiscal year ended December 31, 2015, the Funds did not incur any interest or penalties.

(f) Distributions of Incomes and Gains

Distributions to shareholders are recorded by the Funds on the ex-dividend date. Due to inherent differences in the characterization of short-term capital gains under accounting principles generally accepted in the United States of America, and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended December 31, 2015, the following table shows the reclassifications made:

	Monetta	Monetta Young
	Fund	Investor Fund
Accumulated Undistributed Net Investment Income	$58,443	$(29)
Accumulated Undistributed Net Realized Gain on Investments	–	29
Paid in Capital	(58,443)	–

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

	Monetta	Monetta Young
	Fund	Investor Fund
Undistributed Ordinary Income	$–	$465
Undistributed Long-Term Capital Gain	108,985	743,648
Other Accumulated Gain (Loss)	–	–
Net Unrealized Appreciation	7,807,292	22,303,546
Total Accumulated Earnings	$7,916,277	$23,047,659

Notes to Financial Statements	December 31, 2015

The tax character of distributions paid during the years ended December 31, 2015 and 2014, were as follows:

	Monetta	Monetta Young
2015	Fund	Investor Fund
Ordinary Income	$621,643	$569,581
Long-Term Capital Gain	5,380,746	11,164,623
Total Distributions to Shareholders	$6,002,389	$11,734,204

	Monetta	Monetta Young
2014	Fund	Investor Fund
Ordinary Income	$708,101	$1,422,039
Long-Term Capital Gain	5,270,627	2,257,087
Total Distributions to Shareholders	$5,978,728	$3,679,126

(g) Fair Value Measurements

In accordance with ASC 820-10, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820-10 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

• Level 1 - quoted prices in active markets for identical investments;

• Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.);

• Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the respective Fund's investments at December 31, 2015, based on the inputs used to value them:

INVESTMENTS IN SECURITIES
Type of Investments	(Level 1)	(Level 2)	(Level 3)	Total
Monetta Fund
Common Stocks	$52,012,719	$-	$-	$52,012,719
Money Market Funds	$1,727,103	$-	$-	$1,727,103
FUND TOTAL	$53,739,822	$-	$-	$53,739,822
Monetta Young Investor Fund
Common Stocks	$55,587,261	$-	$-	$55,587,261
Exchange Traded Funds	$62,571,080	$-	$-	$62,571,080
Money Market Funds	$2,464,904	$-		$2,464,904
FUND TOTAL	$120,623,245	$-	$-	$120,623,245

Refer to the Funds’ Schedules of Investments for industry classifications.

Transfers are recognized at the end of the reporting period.

There were no transfers between valuation levels during the fiscal year ended December 31, 2015.

Notes to Financial Statements	December 31, 2015

2. RELATED PARTIES:

Robert S. Bacarella is an officer and trustee of the Funds and also an officer, director and majority shareholder of the Adviser. Robert J. Bacarella is an officer of the Funds and also an officer of the Adviser. For the year ended December 31, 2015, remunerations required to be paid to all interested trustees have been directly paid by the Adviser. Fees paid to independent trustees have been directly paid by the respective Funds.

Each Fund pays an investment advisory fee to the Adviser based on that Fund’s individual net assets, payable monthly, at the following annual rate:

	First $300 million in	Next $200 million in	Net assets over
	net assets	net assets	$500 million
Monetta Fund	0.95%	0.90%	0.85%

Monetta Young Investor Fund		0.55% of total net assets

From these fees the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of each Fund.

The Fund’s Adviser, Monetta Financial Services, Inc., as of December 31, 2015, owned 4,381 shares or 0.07% of the Monetta Young Investor Fund.

3. CAPITAL STOCK AND SHARE UNITS:

There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.

	Monetta	Monetta Young
	Fund	Investor Fund

2014 Beginning Shares	2,952,899	6,578,444
Shares sold	65,327	3,076,226
Shares issued upon dividend reinvestment	326,804	157,766
Shares redeemed	(214,049)	(2,895,098)
Net increase in shares outstanding	178,082	338,894
2015 Beginning Shares	3,130,981	6,917,338
Shares sold	31,178	1,725,721
Shares issued upon dividend reinvestment	350,940	555,773
Shares redeemed	(214,898)	(2,871,375)
Net increase (decrease) in shares outstanding	167,220	(589,881)
Ending Shares	3,298,201	6,327,457

4. PURCHASES AND SALES OF INVESTMENT SECURITIES:

The cost of purchases and proceeds from sales of securities for the year ended December 31, 2015, excluding short-term securities were:

	U.S. Government		Other Investment
	Securities		Securities
	Purchases	Sales	Purchases	Sales
Monetta Fund	$-	$-	$76,335,786	$79,190,151
Monetta Young Investor Fund	-	-	64,417,556	88,162,269

5. DISTRIBUTION PLAN:

The Trust and its shareholders have adopted a service and distribution plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Fund to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Monetta Young Investor Fund are accrued daily. The distributor is Quasar Distributors, LLC.

6. SUBSEQUENT EVENTS EVALUATION:

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the Funds’ financial statements. The evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Report of Independent Registered Public Accounting Firm	December 31, 2015

To the Shareholders and Board of Trustees of Monetta Fund and Monetta Young Investor Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Monetta Fund and Monetta Young Investor Fund (the “Funds”), each a series of the Monetta Trust, as of December 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds’ financial highlights for the years ended on or prior to December 31, 2012, were audited by other auditors whose report dated February 26, 2013, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Monetta Fund and Monetta Young Investor Fund as of December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
February 22, 2016

Other Information (Unaudited)	December 31, 2015

BOARD APPROVAL OF ADVISORY AGREEMENTS – PROCESS OF ANNUAL REVIEW

At an in-person meeting held on November 13, 2015, the Board considered the renewal of two separate investment advisory agreements. One between the Trust, on behalf of the Monetta Fund and Monetta Financial Services, Inc., (the “Adviser”) and another between the Trust, on behalf of the Monetta Young Investor Fund (the “Young Investor Fund”) and the Adviser. Both advisory agreements are required to be renewed annually on or before December 2, 2015 by a majority of the Trustees who are not interested persons of the Funds, voting in person, and at a meeting called for the specific purpose of approving each agreement.

The Board was presented with relative performance, fees, expenses, asset size and other information in connection with the continuation of each advisory agreement. The Board received a memorandum from counsel outlining the legal standards applicable to the renewal and continuation of an investment advisory agreement under the 1940 Act. The Board was informed that legal counsel had submitted a request for information from the Adviser, on behalf of the Board, pursuant to Section 15(c) of the 1940 Act, a copy of which is included with the Materials, and the Board was provided with responsive information regarding each Fund prior to the Meeting. The Board also discussed with representatives of the Adviser certain matters in respect of the request for information. The Board reviewed the advisory agreements and materials considered relevant in connection with the renewal of the agreements, as set forth below.

In the approval of the advisory fees and other expenses to be paid by the Funds, and the advisory agreements themselves, the Board considered the following factors (no single one of which was determinative): the management and advisory needs of the Funds, the nature and quality of the services provided by the Adviser in relation to the fee paid, the profitability to the Adviser (including an analysis of the Adviser’s cost of providing services), whether the Adviser is enjoying economies of scale and are sharing the benefits of such economies with fund shareholders, whether comparative expense ratios and fee rates are higher or lower than those of other similar funds, and the fall-out benefits to the Adviser from managing the Funds (i.e. indirect revenues to the Adviser attributable in some way to the existence of the Funds).

The Board discussed the nature, extent, and quality of services provided by the Adviser. They noted that, in their view, the “tone at the top” related to compliance was excellent. The Board agreed that consistency and experience of Adviser personnel is superior, and the Board appreciates the open dialogue and transparency offered by the Adviser personnel.

The Board reviewed the profitability of the Adviser and its ability to continue to provide quality investment management services to the Funds in view of the total net assets of the Fund complex. They further discussed the total revenues and fall-out benefits to the Adviser from the Advisory Agreements, and the limited profitability of the Adviser and noted that the Adviser has no clients other than the Funds. The Board acknowledged that the advisory fee schedule for the Young Investor Fund does not contain break points, whereas the fee schedule for the Monetta Fund does contain break points.

The Board determined the revenue and profits of the Adviser were both reasonable and appropriate. They found that the advisory fee for each Fund is reasonable in light of the nature, quality and extent of the services being provided to each Fund, the size of each Fund and the costs incurred by the Adviser in providing such services. The Board found that the fee structure for the Young Investor Fund was reasonable given the nature and type of securities held by the Fund. They found that the break points in the fee schedule for the Monetta Fund was designed and is reasonably likely to allow the shareholders of that Fund to share in economies of scale as the Fund grows.

The Board encouraged the Adviser to continue to pursue appropriate marketing initiatives for the Funds. They appreciated the efforts of the Adviser to have the Young Investor Fund included as an offering in New Mexico’s 529 Plan.

Other Information Cont’d (Unaudited)	December 31, 2015

The Board believed they had sufficient information from the Adviser in connection with the performance comparison and expense ratio comparison of the Funds as provided in the Materials. The Board’s specific determinations with respect to each of the Funds are listed below:

Monetta Fund: The Monetta Fund's calendar year-to-date performance as of September 30, 2015 was -2.71% versus the S&P 500 Index return of -5.29%. The Board noted that the Fund had lagged its Morningstar US Large Growth Fund peer grouping in the 1-year, 5-year and 10-year time periods, but slightly beat its peer grouping in the 3-year time period. They noted the Adviser continued to place an emphasis on sector allocation, in an effort to improve performance. The Board considered the Monetta Fund’s 0.95% Advisory Fee in reference to its average industry peer grouping of 0.78%. They were satisfied that the current advisory fee, as well as the net expense ratio of 1.41% versus its peer average of 1.20%, was reasonable. The Board asked the Adviser to continue to explore ways of reducing the expense ratio for Monetta Fund shareholders.

Young Investor Fund: The Young Investor Fund's calendar year-to-date performance as of September 30, 2015 was -4.55% versus the S&P 500 Index of -5.29%. The Board noted that the Fund’s average annual performance lagged its Morningstar US Large Growth peer grouping for the 1-year and 3-year time periods, but kept pace with its peers in the 5-year time period. The Board was pleased with the Adviser’s focus on long-term consistency in performance. They noted that the advisory fee of 0.55% compared favorably to the peer group average of 0.73% and that the Fund’s 1.19% net expense ratio was lower than the 1.25% average net expense ratios of its Morningstar peer group. The Board determined that in light of the Fund’s current asset level, the Young Investor Fund’s expenses are reasonable.

Conclusion: No single factor was determinative of the Board’s decision to approve the renewal of the Advisory Agreements; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the renewal of the Advisory Agreements, including the compensation payable under the agreements, were fair and reasonable to the Funds. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the renewal of the Advisory Agreements was in the best interest of the Funds and their shareholders.

Trustees & Officers (Unaudited)	December 31, 2015

Name (Year of Birth)	Principal Occupation	Other
Position(s) Held	During Past 5 Years	Directorships and
with Fund		Affiliations

Independent (“disinterested”) Trustees

John L. Guy (1952)	Sr. VP/Director of Business Banking,	Ambassador Funds,
Independent Chairman since May 19, 2014	Webster Bank, since Dec. 2010;	2010-2012
Trustee since 1993	Sr. VP SBA & Alternative Lending	Monetta Fund, Inc.
	Feb. 2008 to Dec. 2010.	1998-2013

Marlene Z. Hodges (1948)	Founder and CEO of Marlene Z. Hodges,	Ambassador Funds,
Trustee since 2001	LLC, a consultancy providing financial guidance	2010-2012
	to non-profits, since Oct 2011; EVP & CFO of	Monetta Fund, Inc.
	Orchard Village since 2012; CFO of Asian Human	2001-2013
Services from Feb 2007 to April 2011.

Patricia J. Luscombe (1961)	Managing Director of Valuations & Opinions	Northern Lights
Trustee since November 13, 2015	Group, Lincoln International, LLC.	Fund III
2015-Present

Inside (“interested”) Trustee(1)

Robert S. Bacarella (1949)	Chief Executive Officer, President and	Ambassador Funds,
Trustee and President since 1993	Director of Monetta Financial Services, Inc.	2010-2012
Principal Executive Officer since 2002	since 1984.	Monetta Fund, Inc.
1985-2013

Officers Who Are Not Trustees:

Robert J. Bacarella* (1977)	Vice President, Treasurer, Chief Financial	Not Applicable
Vice President since 2009	Officer, and Director of Monetta Financial
Treasurer since 2010	Services Inc. since 2009.
Secretary, Chief Financial Officer,
Principal Financial Officer and
Principal Accounting Officer since 2012

John J. Canning (1970)	Chief Compliance Officer for the Adviser since	Not Applicable
Chief Compliance Officer	June 30, 2014; Managing Director, Cipperman
since June 30, 2014	Compliance Services, LLC since 2011; Director
c/o Cipperman Compliance Services, LLC	of Mutual Fund Administration, Nationwide Fund
480 E. Swedesford Rd., Suite 300	Group from 2008-2011.
Wayne, PA 19087

(1) Trustees who are employees or officers of the Adviser receive no compensation from the Trust.

* Mr. Robert J. Bacarella is the son of Mr. Robert S. Bacarella, President and Founder of the Adviser.

The address for each Trustee and officer, unless otherwise indicated, is the Adviser’s office.

Additional information about the Trustees is available in the Trust’s Statement of Additional Information (SAI), which is available, without charge, by calling 1-800-MONETTA.

Notice to Shareholders	December 31, 2015 (Unaudited)

Tax Information

For the fiscal year ended December 31, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Taxpayer Relief Act of 2012. The percentage of dividends declared from ordinary income designated as qualified dividend income was 97.3% and 100.0% for the Monetta Fund and Monetta Young Investor Fund respectively.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2015 was 97.5% and 98.3% for the Monetta Fund and Monetta Young Investor Fund, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) was 100.0% and 2.7% for the Monetta Fund and Monetta Young Investor Fund, respectively.

Proxy Voting Policies and Proxy Voting Record

The Funds’ proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended June 30, are available without charge, upon request, by contacting the Adviser at 1-800-MONETTA, or by writing to Monetta Financial Services, Inc., 1776-A South Naperville Rd., Suite 100, Wheaton, IL 60189. The Fund’s proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Form N-Q Holdings Information

The Funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household (“householding”). If you would like to opt out of householding or, once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-241-9772 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Privacy Policy

In order to provide the products and services of the Funds, we may collect nonpublic, personal information from you. We consider such information to be private and confidential and are committed to respecting your privacy and protecting your information.

We may collect nonpublic, personal information about you from the following sources:

• information that you provide us on applications and other forms;

• information that we generate to service your account, such as account statements; and

• information that we may receive from third parties.

We do not disclose nonpublic, personal information about you without your authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds, including transfer agents and mailing services. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities and require third parties to treat your non-public personal information with the same high degree of confidentiality.

We restrict access to your nonpublic, personal information to those employees who need to know such information to provide products or services to you. We maintain certain physical, electronic and procedural safeguards that are designed to protect your nonpublic, personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Monetta Mutual Funds
1776-A South Naperville Road
Suite 100
Wheaton, IL 60189-5831

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Marlene Z. Hodges and John L. Guy are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to services while performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-Related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “Other services” refer to services provided by the principal accountant other than those previously mentioned. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and all other fees by the principal accountant.

	FYE 12/31/2015	FYE 12/31/2014
Audit Fees	$35,000	$35,000
Audit-Related Fees	$0	$0
Tax Fees	$7,500	$7,500
All Other Fees	$-	$-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2015	FYE 12/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2014	FYE 12/31/2013
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Monetta Trust____________________________________

By (Signature and Title)*____/s/Robert S. Bacarella________________
                 Robert S. Bacarella, Chief Executive Officer

Date   ______3/2/16__________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* ___/s/ Robert S. Bacarella________________
                 Robert S. Bacarella, Chief Executive Officer

Date________3/2/16____ _____

By (Signature and Title)* ___/s/ Robert J. Bacarella_______________
              Robert J. Bacarella, Chief Financial Officer

Date________3/2/16 _________

* Print the name and title of each signing officer under his or her signature.